UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 17, 2006

International Lottery & Totalizator Systems, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

California	0-10294	95-3276269
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2131 Faraday Avenue, Carlsbad, California		92008
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	760.931.4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective January 20, 2006, Mr. M. Mark Michalko resigned from the positions of President and Chief Executive Officer, Acting Chief Financial Officer, and Director of International Lottery & Totalizator Systems, Inc. (the "Company").

While the Company begins a search for a new President and Chief Financial Officer, Mr. Steven J. Schwickert has been appointed as Acting President and Mrs. T. Linh Nguyen has been appointed as Acting Chief Financial Officer. In addition, Mr. Ooi Lee Meng has been appointed to the Board of Directors of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Lottery & Totalizator Systems, Inc.

January 17, 2006	By:	Lawrence E. Logue

Name: Lawrence E. Logue
Title: Corporate Secretary